Exhibit 10.6

AMENDMENT TO Equity Pledge Agreement

This AMENDMENT TO EQUITY PLEDGE AGREEMENT (this “Amendment”) is made as of this 30th day of October, 2019 (the “Effective Date”), by and among:

Party A:	One Belt One Network Holdings Limited, with registered address at Vistra Corporate Service Centre, Wickhams Cay II, Road Town, Tortola, British Virgin Islands, VG1110; and

Party B:	Ratanaphon Wongnapachant, at No. 8/5 Soi Patanakarn 30, Patanakarn Road, Suan Luang Sub-District, Suan Luang District, Bangkok, Thailand

Party C:	OBON Corporation Company Limited, with registered address at 121/34, Ratchadaphisek Road, Din Daeng Sub-district, din Daeng District, Bangkok, Thailand.

(Party B is referred to as “Pledgor” hereinafter; Party A is referred to as “Pledgee” hereinafter; and either the Pledgors or the Pledgee is individually referred to as a “Party” and collectively referred to as the “Parties”.)

WHEREAS, Parties entered into an Equity Pledge Agreement on June 4, 2019 (the “Agreement”); and

WHEREAS, Parties desire to amend the Agreement to correct the issued share numbers of Thai Company and shares owned by the Pledgor in the Thai Company as of the date of the Agreement; and

WHEREAS, capitalized terms in this Amendment that are not otherwise defined have the meanings given those terms in the Agreement.

NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows:

1.	The Item 1 under Whereas shall be amended and restated in its entirety to read as follows:

OBON Corporation Company Limited (“Thai Company”) is a company duly incorporated and validly existing under the laws of Thailand with the registered share capital of 1,000,000 Baht, divided into 100,000 shares as of the date of the Agreement.

2.	The Item 2 under Whereas shall be amended and restated in its entirety to read as follows:

The Pledgor holds 98,000 shares of Thai Company (the “Shares”) as of the date of the Agreement.

2.	Except as expressly amended hereby, the Agreement continues in full force and effect.

[signature page follows]

(Signature Page to the Amendment to Equity Pledge Agreement)

IN WITNESS THEREOF, each Party has signed or caused its authorized representative to sign this Amendment as of the date first written above.

Party A: One Belt One Network Holdings Limited

/s/Wai Hok Fung		[Seal]
By:	Wai Hok Fung
Director

Party B: Pledgor

/s/ Ratanaphon Wongnapachant
By:	Ratanaphon Wongnapachant

Party C: OBON Corporation Company Limited

/s/ Ratanaphon Wongnapachant		[Seal]
By:	Ratanaphon Wongnapachant
Director